EXHIBIT 10.14

                CONSENT, JOINDER, RELEASE AND AMENDMENT AGREEMENT


         THIS CONSENT, JOINDER, RELEASE AND AMENDMENT AGREEMENT (this "Agreement") is entered into as of October 31, 2003, by and among SPAR MARKETING FORCE, INC. ("SMF"), SPAR, INC. ("SPAR"), SPAR/BURGOYNE RETAIL SERVICES, INC ("SBRS"), SPAR GROUP, INC. ("SGI"), SPAR INCENTIVE MARKETING, INC. ("SIM"), SPAR TRADEMARKS, INC. ("STM"), SPAR MARKETING, INC. (DE) ("SMIDE"), SPAR MARKETING, INC. (NV) ("SMINV"), SPAR ACQUISITION, INC. ("SAI"), SPAR GROUP INTERNATIONAL, INC. ("International"), SPAR TECHNOLOGY GROUP, INC. ("STG"), SPAR/PIA RETAIL SERVICES, INC. ("Pia Retail"), RETAIL RESOURCES, INC. ("Retail"), PIVOTAL FIELD SERVICES, INC. ("Pivotal Field"), PIA MERCHANDISING CO., INC. ("PIA"), PACIFIC INDOOR DISPLAY CO. ("Pacific"), PIVOTAL SALES COMPANY ("Pivotal") (each an "Existing Borrower" and collectively, "Existing Borrowers"), SPAR ALL STORE MARKETING SERVICES, INC., ("SAS") and WHITEHALL BUSINESS CREDIT CORPORATION ("Lender").

                                   BACKGROUND

         The Existing Borrowers and Lender are parties to that certain Third Amended and Restated Revolving Credit and Security Agreement dated January 24, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender provides the Existing Borrowers with certain financial accommodations.

         SGI, the direct or indirect parent of all of the other Existing Borrowers, has formed SAS, a Nevada corporation that is a wholly-owned Subsidiary of SGI, and Spar Canada, Inc., a Nevada corporation ("SCI"), that is a wholly-owned Unrestricted Subsidiary (as defined herein) of SGI. SCI has formed SPAR Canada Company, a Nova Scotia unlimited liability company ("SCC") as a wholly-owned Unrestricted Subsidiary of SCI.

         The Existing Borrowers and SAS (together, but excluding International, each a "Borrower" and collectively the "Borrowers") each desire to add SAS as a Borrower and release International as a Borrower under (and as defined in) the Loan Agreement, and the Lender has agreed to do so. In addition, the consent of Lender under the Loan Agreement was required in connection with the formation of SAS, SCI and SCC, which consent is hereby given. To avoid the necessity of obtaining the consent of Lender for certain transactions in the future, Lender and Borrowers seek to amend the Loan Agreement to permit certain new acquisitions and investments.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms not otherwise defined or amended herein shall have the meanings given to them in the Loan Agreement.

2. Joinder and Release.

         (a) SAS hereby consents to being added and obligated as an additional Borrower under the Loan Agreement and the Ancillary Agreements, and the Borrowers and the Lender hereby agree that all references to "Borrower" or "Borrowers" thereunder and under the Ancillary Agreements shall be deemed to include SAS, and the definition of "Borrower" and "Borrowers" in the Loan Agreement is hereby amended to include SAS.

         (b) Effective as of the Amendment No. 1 Effective Date, SAS hereby adopts the Loan Agreement and assumes in full, and acknowledges that it is jointly and severally liable for, the payment, discharge, satisfaction, and performance of all Obligations under the Loan Agreement and under the Ancillary Agreements. SAS hereby grants to Lender a continuing lien and security interest in all presently existing and hereafter arising Collateral that it now or hereafter owns or has an interest in, wherever located, to secure the prompt repayment of any and all Obligations owed to Lender and to secure the prompt performance by Borrowers of each and all of their covenants and obligations under the Loan Agreement and under the Ancillary Agreements. Lender's Lien and security interest in the Collateral shall attach to all Collateral without further act on the part of Lender or SAS.

         (c) Lender hereby releases International as a Borrower under the Loan Agreement and the Ancillary Agreements, and Borrowers and Lender hereby agree that all references to "Borrower" or "Borrowers" thereunder and under the Ancillary Agreements shall be deemed to exclude International.

3. Amendment. Subject to the satisfaction of Section 5 below, the Loan Agreement is hereby amended as follows:

         (a) The definition of "Borrower" and "Borrowers" appearing in the preamble of the Loan Agreement are hereby amended to delete International.

         (b) Section 1(A) is amended as follows:

                  (i) The definition of "EBITDA" is amended by deleting clause
         (iv) appearing therein and by inserting, in lieu thereof, the following:

                           "(iv) capitalized expenses of any Borrower or
                  Guarantor which expenses were previously deducted from net income in calculating Earnings Before Interest and Taxes".

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

                  (ii) The following defined terms are amended and restated in its entirety to provide as follows:

                  "Fixed Charge Coverage Ratio" shall mean with respect to any fiscal period the ratio of (a) (i) EBITDA of Borrowers on a consolidated basis, minus (ii) Non-Financed Capital Expenditures made during such period (including, without limitation, capitalized expenditures for software) to (b) Fixed Charges.

                  "Fixed Charges" shall mean the sum (without duplication) with respect to any fiscal period of (i) all interest payments made on the Loans hereunder during such period, plus (ii) all dividends or other distributions to stockholders and other payments made or paid with respect to any indebtedness for money borrowed (excluding the principal amount of Revolving Advances but including all payments made on capitalized leases) during such period (including, without limitation, payments permitted under Section 12(n)(iii)), plus (iii) income or franchise taxes paid in cash during such period, plus (iv) payments on the Shareholders Notes during such period under Section 12(n)(iv) of this Agreement, plus, (v) PIA and SPAR Merger Payments made during such period, plus,
                  (vi) capitalized expenses incurred in connection with investments made by any Borrower in any Unrestricted Subsidiary during such period, plus, (vii) the remainder for such period (excluding all capital contributions and loans made prior to September 1, 2003) of (A) all capital contributions and/or loans made by any Borrower to any Unrestricted Subsidiary during such period, minus, (B) all returns of capital, distributions and/or repayment of loans made to such Borrower from or on behalf of such Unrestricted Subsidiary during such period.

                  (iii) The following defined terms are added in their appropriate alphabetical order to provide as follows:

                  "Aggregate Consideration" shall mean, for all Borrowers with respect to each acquisition, an amount equal to the sum of (i) the cash purchase price for the assets acquired pursuant to such acquisition, plus, (ii) the aggregate amount of liabilities assumed for such acquisition, plus, (iii) any amounts payable to any Seller where aggregate payments are in excess of $250,000 per year for all employees, plus, (iv) Excess Contingent Payments, the payment of which is incurred in connection with the closing of the proposed acquisition (included in each of (i) through (iii) are payments which may be deferred so long as the amount of such payment is known at the time of the closing of the proposed acquisition).

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

                  "Amendment No. 1" shall mean the Consent, Joinder and Amendment to the Loan Agreement, dated as of October 31, 2003, among the Borrowers (including SAS) and Lender.

                  "Amendment No. 1 Effective Date" shall mean the date which all of the conditions precedent set forth in Section 5 of Amendment No. 1 have been satisfied.

                  "Contingent Payments" shall mean payments made to any Seller, in connection with the acquisition by any Borrower of all or a portion of the stock or all or substantially all of the assets of such Seller, which payments shall be contingent on the financial performance of the entity being acquired.

                  "Contract Criteria" shall mean the criteria utilized by any Borrower in determining Contingent Payments, which criteria shall be linked to earnings.

                  "Excess Contingent Payments" shall mean the remainder (which at no time shall be less than zero) of (a) Contingent Payments, minus (b) the remainder (which at no time shall be less than zero) of with respect to the acquired business (i) the product of (x) the projected Contract Criteria and (y) the number of years Contingent Payments will be made, minus (ii) the product of (x) the actual corresponding Contract Criteria for the four (4) quarter period ending no more than three (3) months prior to such acquisition and (y) the number of years Contingent Payments will be made. Schedule 1 attached hereto and made a part hereof sets forth examples of the above calculation. In the event a criteria, other than the Contract Criteria, is used by any Borrower in determining Contingent Payments, Borrower shall equate such criteria to a Contract Criteria and provide Lender with an estimate and analysis substantially similar to those set forth on Schedule 1. Upon receipt of such estimate and analysis, Lender shall determine the allowable Excess Contingent Payments.

                  "Permitted Acquisitions" shall mean the acquisition of all or a portion of the assets of a Person, formed or incorporated under the laws of any State or Commonwealth of the United States of America, by one or more Borrowers (a) that occurs at a time when (i) aggregate Undrawn Availability (inclusive of the Supplemental Amount) is greater than $2,500,000 after giving effect to the proposed acquisition and (ii) no Default or Event of Default has occurred or would occur after giving effect to the proposed acquisition; (b) with Aggregate Consideration in an amount not to exceed $1,500,000 in the aggregate from the Amendment No. 1

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

                  Effective Date through the last day of the Term, for all such transactions for all Borrowers; (c) that has not specifically been consented to by Lender and (d) pursuant to documentation in form and substance reasonably satisfactory to Lender and its counsel; provided, however, that in the event the acquiring entity of any acquisition is not a Borrower, (x) such acquiring entity would be required to be joined as a Borrower under the Loan Agreement pursuant to a Joinder Agreement substantially in the form of Exhibit 1 to Amendment No. 1 or (y) provided that Lender did not approve such acquiring entity to be joined as a Borrower under the Loan Agreement, such acquiring entity would be required to become a Guarantor pursuant to a Guaranty in form and substance satisfactory to Lender and, as security for all of the obligations under the Guaranty, to pledge all of its assets to Lender pursuant to a Guarantor Security Agreement in form and substance satisfactory to Lender."

                  "SAS" shall mean SPAR All Store Marketing Services, Inc., a Nevada corporation.

                  "SCC" shall mean SPAR Canada Company, a Nova Scotia unlimited liability company.

                  "SCI" shall mean SPAR Canada, Inc., a Nevada corporation.

                  "Seller" shall mean any entity engaged in the sale of all or a portion of the stock or all or substantially all of the assets of a business or any person having an equity, membership, partnership or other capital interest in the Seller pursuant to an acquisition, employment or consulting agreement.

                  "Spar FM Credit Facility" shall mean that certain credit facility entered into between Spar, FM, a joint venture and Mizuho and UFJ in the amount of $2,400,000 pursuant to which Paltac, Inc. has guaranteed the entire amount of such credit facility and SGI has indemnified Paltac, Inc. for fifty percent (50%) of the outstanding principal balance at any one time.

                  "Unrestricted Subsidiary" shall mean any Subsidiary of any Borrower designated as such by the Board of Directors of such Borrower. The Board of Directors may designate any Subsidiary of such Borrower to be an Unrestricted Subsidiary if (i) such Subsidiary is formed primarily for the purpose of investing in or investing in an entity that is investing in entities, joint ventures or other businesses established under the laws of a foreign country, (ii) such Subsidiary is and remains a wholly-owned Subsidiary of

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

                  such Borrower, (iii) no Default or Event of Default is existing or will occur as a consequence of such investment,
                  (iv) such Subsidiary and each of its Subsidiaries has not at the time of designation, and does not thereafter, create, incur, issue, assume, guarantee, or otherwise become directly or indirectly liable with respect to any indebtedness pursuant to which the obligee has recourse to any Collateral of any Borrower or any Guarantor, and (v) such Subsidiary has not guaranteed or otherwise directly or indirectly provided credit support for any indebtedness of any Borrower or any Guarantor or any Subsidiary of any Borrower or any Guarantor. Each such designation shall be evidenced by filing with Lender a certified copy of the resolution giving effect to such designation and a certificate of the Secretary or other authorized officer certifying that such designation complied with the foregoing conditions. International, SCI and SCC are hereby designated Unrestricted Subsidiaries as of Amendment No. 1 Effective Date and shall remain as such provided the only assets of such entities consist of direct or indirect ownership interests in other Unrestricted Subsidiaries or entities, joint ventures or other businesses established under the laws of a foreign country. Any Subsidiary or joint venture of an Unrestricted Subsidiary shall be deemed an Unrestricted Subsidiary for purposes of this Agreement. Any Subsidiary deemed an Unrestricted Subsidiary shall neither be joined as a Borrower under the Loan Agreement nor become a Guarantor.

                  (iv) The definition of "Permitted Lien" is hereby amended by the addition of the following new clause at the end thereof (before the period):

                  "; and (x) liens upon any asset or property of any Unrestricted Subsidiary."

         (c) Section 2(j) is amended and restated in its entirety to provide as follows:

                           "(a) In no event shall the aggregate outstanding balance of Revolving Advances plus Letters of Credit utilized by, or for the benefit of, (a) STG exceed $2,000,000 or (b) PIA Retail, Retail and Pivotal exceed $500,000 individually."

         (d) Section 12(n)(i) is amended and restated in its entirety to provide as follows:

                           "(i) create, incur, assume or suffer to exist any indebtedness (exclusive of trade debt) whether secured or unsecured other than Borrowers' indebtedness to Lender, except for (A) purchase money indebtedness incurred in the purchase of Equipment in the ordinary course of business so long as each obligation for purchase money indebtedness is secured only by the Equipment purchased, (B) obligations constituting indebtedness under GAAP arising under capitalized leases entered into in the ordinary course of business, (C) indebtedness of SCC guaranteed (on an unsecured basis) by SGI in an amount not to exceed $500,000, and (D) indebtedness incurred in connection with the closing of any Permitted Acquisitions (except for indebtedness assumed as permitted under and subject to the limitations contained in the definition of "Permitted Acquisitions"); provided, however, that the aggregate amounts permitted under clauses (A) and
                           (B) shall not exceed $2,000,000 per annum in the aggregate for all Borrowers in any fiscal year.

         (e) Section 12(n)(ii) is amended and restated in its entirety to provide as follows:

                           "(ii) declare, pay or make any dividend or distribution on any shares of its common stock or preferred stock or apply any of its funds, property or assets to the purchase, redemption or other retirement of any common or preferred stock issued by it; provided, however, Borrowers shall be permitted to make stock purchases in the aggregate of up to (x) $900,000 during fiscal year ending December 31, 2003 (the "2003 Limit"); provided, that up to $300,000 of any unutilized 2003 Limit may be carried over and utilized in any succeeding fiscal years, and (y) $500,000 during any fiscal year ending after January 1, 2004, provided, that the Borrowers shall have average Undrawn Availability of not less than $2,500,000 for the ten day period prior to each such buyback and would have Undrawn Availability of not less than $2,500,000 after giving affect to each such buyback;"

         (f) Section 12(n)(v) is amended by deleting the word "and" before clause (E) and adding the following new clause at the end thereof (before the semi-colon):

                           "and (F) any investment made by any Borrower in any Unrestricted Subsidiary, in the form of a capitalized expense, capital contribution or loan, for purposes of investing in or investing in an entity which is investing in entities or participating in joint ventures formed under the laws of a foreign country, provided that such investment shall not exceed $500,000 in the aggregate for all Borrowers made in all Unrestricted Subsidiaries during any fiscal year (with such limitation for fiscal year 2003 to be applicable only with respect to investments during the period September 1, 2003 through December 31,
                           2003).

         (g) Section 12(n)(vi) is amended by deleting the word "or" before clause (D) and adding the following new clause at the end thereof (before the semi-colon):

                           ", or (E) in connection with the Spar FM Credit Facility up to an amount not to exceed $1,200,000 in the aggregate;

         (h) Section 12(n)(vii) is amended and restated in its entirety to provide as follows:

                           "(vii) enter into any merger, consolidation or other reorganization with or into any other Person (other than a Borrower) or, other than pursuant to a Permitted Acquisition, acquire all or a portion of the stock or all or substantially all of the assets of any Person (other than a Borrower or an Unrestricted Subsidiary) or permit any other Person (other than a Borrower) to consolidate with or merge with it (so long as the surviving Person of any merger or consolidation with a Borrower or the acquiring Person of any acquisition of a Borrower is a Borrower);"

         (i) Section 12(n)(viii) is amended and restated in its entirety to provide as follows:

                           "(viii) form any Subsidiary or enter into any partnership, joint venture or similar arrangement other than an Unrestricted Subsidiary or pursuant to a Permitted Acquisition;"

         (j) Section 12(n)(xi) is amended and restated in its entirety to provide as follows:

                           "(xi) enter into any transaction with any Affiliate, except in ordinary course on arms-length terms, and except for investments, capital contributions and loans permitted in Unrestricted Subsidiaries hereunder and the repayment thereof;"

         (k) Section 19(viii) is amended and restated in its entirety to provide as follows:

                           "(viii) any lien created hereunder or under any Ancillary Agreement for any reason ceases to be or is not a valid and perfected lien having a first priority interest, excluding, however, (i) liens upon Collateral that may be collected, sold or otherwise disposed of from time to time as contemplated under this Agreement or any Ancillary Agreement, (ii) liens whose perfection lapses through the action or inaction of Lender notwithstanding accurate information timely provided to Lender by Borrowers,
                           (iii) liens upon any asset or property of any Unrestricted Subsidiary, or (iv) liens upon Collateral having a value secured in an amount not to exceed $100,000 in the aggregate for all Borrowers;"

         (l) Section 19(xi) is amended and restated in its entirety to provide as follows:

                           "(xi) any Guarantor or any Subsidiary (other than an Unrestricted Subsidiary, provided, however, outstanding liabilities of such Unrestricted Subsidiary shall not exceed $500,000) shall (i) apply for or consent to the appointment of, or the taking possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (iii) make a general assignment for the benefit of creditors, (iv) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vii) acquiesce to, or fail to have dismissed, within forty-five (45) days, (x) any petition filed against it in any involuntary case under such bankruptcy laws, or (y) any proceeding or petition seeking the appointment of a receiver, custodian, trustee or liquidator of itself or all or a substantial part of its property or (viii) take any action for the purpose of effecting any of the foregoing;


4. Consent. Subject to the satisfaction of Section 5 below Lender hereby consents to (i) the formation and joinder of SAS, (ii) the acquisition by SAS pursuant to, and on substantially the terms set forth in, the Asset Purchase and Sale Agreement dated as of February 28, 2003 between All Store Marketing Services, Inc. and SAS, (iii) the formation of SCI and (iv) the formation of and acquisition by SCC pursuant to, and substantially on the terms set forth in, the Asset Purchase and Sale Agreement dated (as of) June 14, 2003, between SCC and Kaboom Entertainment Inc., and the Consulting Agreement dated (as of) June 14, 2003, between Devco Productions Inc. and SCC.

5. Conditions of Effectiveness. This Agreement shall become effective as of the date hereof, provided that the following conditions shall have been satisfied (unless any condition is waived by Lender): Lender shall have received (i) four
(4) copies of this Agreement executed by the Borrowers (including SAS), (ii) an Officer's Certificate, together with attachments, substantially identical to those provided in connection with the closing of the Loan Agreement as same applies to SAS, (iii) an opinion of counsel from Jenkens & Gilchrist Parker Chapin LLP covering the items which were opined upon in its January 24, 2003 opinion letter as such items apply to SAS, (iv) a Secretary's Certificate and resolutions, all in form and substance satisfactory to Lender and its counsel for SAS, (v) four (4) executed copies of an amendment to the Pledge Agreement of SGI, pursuant to which all of the stock of SAS is pledged to Lender, such amendment to be in form and substance satisfactory to Lender, (vi) stock certificates and stock powers with respect to all of the stock of SAS, and (vii) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Lender or its counsel, each of which shall be in form and substance satisfactory to Lender and its counsel.

6. Representations, Warranties and Covenants. Each of the Borrowers (including
SAS) hereby represents, warrants and covenants as follows:

         (a) This Agreement and the Loan Agreement constitute legal, valid and binding obligations of each of the Borrowers and are enforceable against each of the Borrowers in accordance with their respective terms.

         (b) Upon the effectiveness of this Agreement, each of the Borrowers hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Agreement.

         (c) No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement or the Obligations.

7. Effect on the Loan Agreement.

         (a) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

         (b) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

8. Governing Law. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York (other than those conflict of law rules that would defer to the substantive law of another jurisdiction).

9. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

10. Counterparts; Facsimile Signatures. This Agreement may be executed by the parties hereto in one or more counterparts of the entire document or of the signature pages hereto, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature received by facsimile transmission shall be deemed an original signature hereto.

[Remainder of page intentionally left blank]


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



IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first written above.

                                               SPAR MARKETING FORCE, INC.

                                               By:___________________________
                                                    Name:
                                                    Title:


                                               SPAR, INC.

                                               By:___________________________
                                                    Name:
                                                    Title:


                                               SPAR MARKETING FORCE, INC.

                                               By:___________________________
                                                    Name:
                                                    Title:


                                               SPAR, INC.

                                               By:___________________________
                                                    Name:
                                                    Title:


                                               SPAR/BURGOYNE RETAIL SERVICES,
                                               INC.

                                               By:___________________________
                                                    Name:
                                                    Title:


                                               SPAR INCENTIVE MARKETING, INC.

                                               By:___________________________
                                                    Name:
                                                    Title:

                                               SPAR TRADEMARKS, INC.

                                               By:___________________________
                                                    Name:
                                                    Title:


                                               SPAR MARKETING, INC. (DE)

                                               By:___________________________
                                                    Name:
                                                    Title:


                                               SPAR MARKETING, INC. (NV)

                                               By:___________________________
                                                    Name:
                                                    Title:


                                               SPAR ACQUISITION, INC.

                                               By:___________________________
                                                    Name:
                                                    Title:


                                               SPAR GROUP INTERNATIONAL, INC.

                                               By:___________________________
                                                    Name:
                                                    Title:


                                               SPAR TECHNOLOGY GROUP, INC.

                                               By:___________________________
                                                    Name:
                                                    Title:

                                               SPAR/PIA RETAIL SERVICES, INC.

                                               By:___________________________
                                                    Name:
                                                    Title:


                                               RETAIL RESOURCES, INC.

                                               By:___________________________
                                                    Name:
                                                    Title:


                                               PIVOTAL FIELD SERVICES, INC.

                                               By:___________________________
                                                    Name:
                                                    Title:


                                               PIA MERCHANDISING CO., INC.

                                               By:___________________________
                                                    Name:
                                                    Title:


                                               PACIFIC INDOOR DISPLAY CO.

                                               By:___________________________
                                                    Name:
                                                    Title:

                                               PIVOTAL SALES COMPANY

                                               By:___________________________
                                                    Name:
                                                    Title:


                                               SPAR GROUP, INC.

                                               By:___________________________
                                                    Name:
                                                    Title:


                                               SPAR ALL STORE MARKETING
                                               SERVICES, INC.

                                               By:___________________________
                                                    Name:
                                                    Title:


                                               WHITEHALL BUSINESS CREDIT
                                               CORPORATION

                                               By:___________________________
                                                    Name:
                                                    Its:


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

                                   Schedule I

Example 1:

If the contract criteria for a Contingent Payment of $150,000 per year for 5 years required that the acquired business must have EBIT of $500,000 for each year, and the historical EBIT for the last twelve months of the acquired business prior to acquisition was $600,000, the Excess Contingent Payments would be $750,000, calculated as follows:

(a) Contingent Payments = $750,000 ($150,000 x 5)

         minus

(b) The remainder (but not less than zero) of:

         (i) the projected contract criteria results for the payment period = $2,500,000 ($500,000 projected EBIT x 5),

                  minus

         (ii) actual corresponding contract criteria = $3,000,000 ( $600,000 EBIT x 5).


         Equals $750,000 minus ($2,500,000 minus $3,000,000) = $750,000.


Example 2:

If the contract criteria for a Contingent Payment of $150,000 per year for 5 years required that the acquired business must have EBIT of $500,000 for each year, and the historical EBIT for the last twelve months of the acquired business prior to acquisition was $200,000, the Excess Contingent Payments would be $0, calculated as follows:

(a) Contingent Payments = $750,000 ($150,000 x 5)

         minus

(b) The remainder (but not less than zero) of:


         (i) the projected contract criteria results for the payment period = $2,500,000 ( $500,000 projected EBIT x 5),

                  minus

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         (ii)     Actual corresponding contract criteria = $1,000,000
                  ( $200,000 EBIT x 5).

                  Equals $750,000 minus ($2,500,000 minus $1,000,000) = $0.


 Example 3:

If the contract criteria for a Contingent Payment of $150,000 per year for 5 years required that the acquired business must have EBIT of $500,000 for each year, and the historical EBIT for the last twelve months of the acquired business prior to acquisition was $400,000, the Excess Contingent Payments would be $250,000, calculated as follows:

(a) Contingent Payments = $750,000 ($150,000 x 5)

         minus

(b) The remainder (but not less than zero) of:

         (i) the projected contract criteria results for the payment period = $2,500,000 ( $500,000 projected EBIT x 5),

                  minus

         (ii) Actual corresponding contract criteria = $2,000,000 ( $400,000 EBIT x 5).

                  Equals $750,000 minus ($2,500,000 minus $2,000,000) =
                  $250,000.



Example 4:

[Excess Contingent Payment calculation when Contingent Payments are based upon a percentage of sales]



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